UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2009

DYNAMIC APPLICATIONS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-148664 (Commission File Number)	98-0573566 (IRS Employer Identification No.)

c/o Beit Gibor Sport
7 Menachem Begin Street
Ramat Gan, Israel 52521
 (Address of Principal Executive Offices, Zip Code)

Phone number: 011-972  (3) 611-6262
(Registrant's Telephone Number, Including Area Code)

46 Techelet Street, Modiin Israel 71700
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Dynamic Applications Corp., a Delaware corporation (the “Company”), issued a press release regarding the new direction that the Company will be taking.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of business acquired.    Not applicable
(b) Pro forma financial information.                        Not applicable
(c) Exhibits

Exhibits

99.1           Press release issued by Dynamic Applications Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC APPLICATIONS CORP.

By:	/s/ Ori Goore
Name: Ori Goore
Title: Chief Executive Officer

Date:  March 23, 2009